J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan High Yield Research Enhanced ETF

(formerly JPMorgan Disciplined High Yield ETF)

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated September 18, 2019

to the Summary Prospectus and Prospectus dated September 9, 2019, as supplemented

Effective immediately, the Investment Process under “What are the Fund’s main investment strategies?” in the Risk/Return Summary section and in the “More About the Fund – Additional Information About the Fund’s Investment Strategies” section are hereby deleted and replaced with the following to disclose how the Adviser integrates environmental, social and governance factors into the Fund’s investment process.

Investment Process: In managing the Fund, the adviser combines fundamental research with a disciplined portfolio construction process. The adviser utilizes proprietary research, risk management techniques and issuer and individual security selection in constructing the Fund’s portfolio. In-depth, fundamental research into issuers and individual securities is conducted by research analysts who emphasize each issuer’s long-term prospects. This research allows the adviser to rank issuers within each sector group according to what it believes to be their relative value.

The adviser will ordinarily overweight issuers, securities and sectors that it deems to be attractive and underweight or not invest in those issuers, securities and sectors that it believes are unattractive. The adviser may sell a security as its valuations or rankings change or if more attractive investments become available. As part of its credit analysis, the adviser generally also evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-HYREETF-ESG-919